Purchase-leaseback Transactions	12 Months Ended
Dec. 31, 2011
Purchase-leaseback Transactions
(4)	Purchase-leaseback Transactions

On March 31, 2011, July 25, 2011 and August 25, 2011, the Company completed purchase-leaseback transactions for approximately 10,600, 7,800 and 6,800 containers, respectively, with a shipping line for total purchase prices of $10,257, $8,841 and $9,929, respectively. The purchase price and leaseback rental rates were below market rates. The prepayment of the leases by the lessee by selling the containers at below-market prices to the company was recorded as follows:

Containers, net of accumulated depreciation	$36,131
Deferred revenue—operating lease contracts	(7,104)

Purchase price	$29,027

On March 31, 2009 and July 16, 2009, the Company completed purchase-leaseback transactions for approximately 5,900 and 28,900 containers, respectively, with a shipping line for total purchase prices of $1,361 and $11,914, respectively. The purchase price and leaseback rental rates were below market rates. The prepayment of the lease by the lessee by selling the containers at below-market prices to the Company was recorded as follows:

Containers, net of accumulated depreciation	$40,291
Deferred revenue—operating lease contracts	(27,016)

Purchase price	$13,275

The deferred revenue is being amortized to lease rental income so as to produce even revenue recognition over the terms of the respective leases. The balance of deferred revenue related to these purchase-leaseback transactions as of December 31, 2011 of $7,381 reflects reductions resulting from the amortization of the deferred revenue recorded at the time of purchase and reversals of deferred revenue related to containers that were returned by the lessee since the origination of the purchase-leaseback transactions that have been sold.